                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-2

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of September 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of December 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount


     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount                        4.67
                                                                                    -----------
     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
     certificate principal amount                                                          4.67
                                                                                    -----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
     certificate principal amount                                                          0.00
                                                                                    -----------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                                        0.00
                                                                                    -----------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate principal amount                               0.00
                                                                                    -----------

     (3) The total amount reimbursed in respect of Class A Investor Charge Offs            0.00
                                                                                    -----------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                          0.00
                                                                                    -----------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                  0.00
                                                                                    -----------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount                        4.81
                                                                                    -----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
     certificate principal amount                                                          4.81
                                                                                    -----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
     certificate principal amount                                                          0.00
                                                                                    -----------

D)   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
     (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class B Invested Amount                        0.00
                                                                                    -----------

     (2) The amount of reductions in the Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original certificate principal amount                   0.00
                                                                                    -----------

     (3) The total amount reimbursed in respect of such reductions in the Class
     B Invested Amount                                                                     0.00
                                                                                    -----------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                          0.00
                                                                                    -----------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                  0.00
                                                                                    -----------


     Green Tree Financial Corporation, as Servicer

     By: /s/ Phyllis A. Knight
        ------------------------------------------
        Name: Phyllis A. Knight
        Title: Sr. Vice President and Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                1,738,211,561.22
                                                                             ----------------
Removed Principal Receivables:                                                           0.00
                                                                             ----------------
Additional Principal Receivables:                                                        0.00
                                                                             ----------------
End of the Month Principal Receivables:                                      1,787,643,906.84
                                                                             ----------------
End of the Month Total Receivables:                                          1,787,643,906.84
                                                                             ----------------

Excess Funding Account Balance                                                          $0.00
                                                                             ----------------
Aggregate Invested Amount (all Master Trust Series)                          1,593,000,000.00
                                                                             ----------------

End of the Month Transferor Amount                                              49,514,890.30
                                                                             ----------------

DELINQUENCIES AND LOSSES ---                                                 RECEIVABLES

End of the Month Delinquencies:
   30-60 Days Delinquent                                                         1,544,804.09
                                                                             ----------------
   61-90 Days Delinquent                                                           615,029.31
                                                                             ----------------
   90+ Days Delinquent                                                           1,253,523.16
                                                                             ----------------

   Total 30+ Days Delinquent                                                     3,413,356.56
                                                                             ----------------


Defaulted Accounts During the Month                                                320,907.69
                                                                             ----------------


INVESTED AMOUNTS ---

Class A Initial Invested Amount                          440,000,000.00
                                                         --------------
Class B Initial Invested Amount                           22,500,000.00
                                                         --------------
Class C Initial Invested Amount                           21,249,451.00
                                                         --------------
Class D Initial Invested Amount                           16,250,549.00
                                                         --------------
INITIAL INVESTED AMOUNT                                                        500,000,000.00
                                                                             ----------------

Class A Invested Amount                                  440,000,000.00
                                                         --------------
Class B Invested Amount                                   22,500,000.00
                                                         --------------
Class C Invested Amount                                   21,249,451.00
                                                         --------------
Class D Invested Amount                                   16,250,549.00
                                                         --------------
INVESTED AMOUNT                                                                500,000,000.00
                                                                             ----------------

Class A Adjusted Invested Amount                         440,000,000.00
                                                         --------------
Class B Adjusted Invested Amount                          22,500,000.00
                                                         --------------
Class C Invested Amount                                   21,249,451.00
                                                         --------------
Class D Invested Amount                                   27,829,163.67
                                                         --------------
ADJUSTED INVESTED AMOUNT                                                       511,578,614.67
                                                                             ----------------

MONTHLY SERVICING FEE                                                              852,631.02
                                                                             ----------------

INVESTOR DEFAULT AMOUNT                                                             92,535.52
                                                                             ----------------


SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                                    31.39%
                                                                             ----------------
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                           4,217,318.02
                                                                             ----------------
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                                   0.00
                                                                             ----------------
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                           100,724.32
                                                                             ----------------
SERIES 1998-2 MONTHLY FEES                                                         852,631.02
                                                                             ----------------

SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                                  128,799,803.72
                                                                             ----------------
SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                        20,463,144.59
                                                                             ----------------
FLOATING ALLOCATION PERCENTAGE                                                         29.43%
                                                                             ----------------

INVESTOR FINANCE CHARGE COLLECTIONS                                              3,926,893.77
                                                                             ----------------
INVESTOR DEFAULT AMOUNT                                                             92,535.52
                                                                             ----------------
PRINCIPAL ALLOCATION PERCENTAGE                                                        29.43%
                                                                             ----------------
AVAILABLE PRINCIPAL COLLECTIONS                                                119,406,211.29
                                                                             ----------------

CLASS A FLOATING ALLOCATION                                                            25.31%
CLASS A REQUIRED AMOUNT                                                                  0.00
                                                                             ----------------

CLASS B FLOATING ALLOCATION                                                             1.29%
CLASS B REQUIRED AMOUNT                                                                  0.00
                                                                             ----------------

CLASS C FLOATING ALLOCATION                                                             1.22%
CLASS D FLOATING ALLOCATION                                                             1.60%

TOTAL EXCESS SPREAD                                                              1,665,482.97
                                                                             ----------------

YIELD AND BASE RATE---

Base Rate (Current Month)                                         7.66%
                                                         --------------
Base Rate (Prior Month)                                           7.39%
                                                         --------------
Base Rate (Two Months Ago)                                        7.52%
                                                         --------------
THREE MONTH AVERAGE BASE RATE                                                           7.52%
                                                                             ----------------

Series Adjusted Portfolio Yield (Current Month)                   8.99%
                                                         --------------
Series Adjusted Portfolio Yield (Prior Month)                     9.11%
                                                         --------------
Series Adjusted Portfolio Yield (Two Months Ago)                  9.71%
                                                         --------------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                           9.27%
                                                                             ----------------
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                           25.31%
                                                                             ----------------
   Class A Principal Collections                         102,699,236.17
                                                         --------------

CLASS B PRINCIPAL PERCENTAGE                                                            1.29%
   Class B Principal Collections                           5,251,665.49
                                                         --------------

CLASS C PRINCIPAL PERCENTAGE                                                            1.22%
   Class C Principal Collections                           4,959,778.15
                                                         --------------

CLASS D PRINCIPAL PERCENTAGE                                                            1.60%
   Class D Principal Collections                           6,495,531.48
                                                         --------------

AVAILABLE PRINCIPAL COLLECTIONS                          119,406,211.29
                                                         --------------

REALLOCATED PRINCIPAL COLLECTIONS                                                       $0.00
                                                                             ----------------

SERIES 1998-2 PRINCIPAL SHORTFALL                                                       $0.00
                                                                             ----------------

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                       $0.00
                                                                             ----------------
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                    $0.00
                                                         --------------
Deficit Controlled Accumulation Amount                            $0.00
                                                         --------------
CONTROLLED DEPOSIT AMOUNT                                                               $0.00
                                                                             ----------------


PRINCIPAL FUNDING ACCOUNT BALANCE                                                       $0.00
                                                                             ----------------

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                               $119,498,746.80
                                                                             ----------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                            $0.00
                                                                             ----------------
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                      $0.00
                                                                             ----------------
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                            $0.00
                                                                             ----------------
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                            $0.00
                                                                             ----------------
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                 $0.00
                                                                             ----------------
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                  $0.00
                                                                             ----------------
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                  $0.00
                                                                             ----------------
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                  $0.00
                                                                             ----------------



        Green Tree Financial Corporation, as Servicer

        By: /s/ Phyllis A. Knight
            -----------------------------------------
            Name: Phyllis A. Knight
            Title: Sr. Vice President and Treasurer